EXHIBIT 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated balance sheets and statements of operations are based upon the historical consolidated financial statements of The Wendy’s Company (“The Wendy’s Company” or the “Company”) (formerly known as Wendy’s/Arby’s Group, Inc.) and Wendy’s Restaurants, LLC (“Wendy’s Restaurants”) (formerly known as (Wendy’s/Arby’s Restaurants, LLC), a 100% owned subsidiary of The Wendy’s Company. Unless the context indicates otherwise, any reference in this report to the “Companies,” “we,” “us,” and “our” refers to The Wendy’s Company together with its direct and indirect subsidiaries, including Wendy’s Restaurants. The unaudited pro forma condensed consolidated financial statements have been prepared to illustrate the effect of the sale by Wendy’s Restaurants of 100% of the common stock of Arby’s Restaurant Group, Inc. (“Arby’s”) to ARG IH Corporation, a wholly-owned subsidiary of ARG Holding Corporation, for $130 million in cash (subject to customary purchase price adjustments) and 18.5% of the common stock of ARG Holding Corporation (through which Wendy’s Restaurants will indirectly retain an 18.5% interest in Arby’s).

The unaudited pro forma condensed consolidated balance sheets as of April 3, 2011 reflect the pro forma effect as if the sale of Arby’s had been consummated on that date. The unaudited pro forma condensed consolidated statements of operations for the three months ended April 3, 2011 and April 4, 2010 and the years ended January 2, 2011, January 3, 2010, December 28, 2008 include each entity’s historical statements of operations, adjusted to reflect the pro forma effect as if the sale of Arby’s had been consummated on December 31, 2007 (the first day of our 2008 fiscal year). The historical consolidated financial statements referred to above for The Wendy’s Company and Wendy’s Restaurants were included in their combined Quarterly Report on Form 10-Q for the quarter ended April 3, 2011 and combined Annual Report on Form 10-K for the year ended January 2, 2011. The accompanying unaudited pro forma condensed consolidated financial information and the historical consolidated financial information presented therein should be read in conjunction with the historical consolidated financial statements and combined notes thereto for The Wendy’s Company and Wendy’s Restaurants described above.

The unaudited pro forma condensed consolidated balance sheets and statements of operations include pro forma adjustments which reflect transactions and events that (a) are directly attributable to the sale, (b) are factually supportable, and (c) with respect to the statement of operations, do not have a continuing impact on consolidated results. The pro forma adjustments are described in the accompanying combined notes to the unaudited pro forma condensed consolidated financial statements.

The Wendy’s Company and Wendy’s Restaurants management have made a preliminary determination of the value of the common stock we received in ARG Holding Corporation. The ultimate amount recorded for the value of this common stock may differ from the amount presented.

The unaudited pro forma condensed consolidated financial information does not reflect future events that may occur after the sale, including potential general and administrative cost savings. The unaudited pro forma condensed consolidated financial information is provided for informational purposes only and is not necessarily indicative of the results of operations that would have occurred if the sale of Arby’s had occurred on December 31, 2007 nor is it necessarily indicative of our future operating results. The pro forma adjustments are subject to change and are based upon currently available information.

THE WENDY’S COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
April 3, 2011
(In Thousands)

		Pro Forma Adjustments
	Historical	Sale of Arby's (a)	Other		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$500,061	$(51,666)	$44,166	(b)	$622,561
			130,000	(d)
Accounts and notes receivable	84,623	(20,392)	—		64,231
Inventories	23,112	(10,336)	—		12,776
Prepaid expenses and other current assets	53,783	(17,783)	—		36,000
Deferred income tax benefit	54,996	(6,292)	—		48,704
Advertising funds restricted assets	85,478	(12,132)	—		73,346
Total current assets	802,053	(118,601)	174,166		857,618
Properties	1,519,962	(373,149)	—		1,146,813
Other intangible assets	1,351,418	(25,430)	—		1,325,988
Goodwill	888,095	(17,617)	—		870,478
Investments	109,941	—	19,000	(d)	128,941
Deferred costs and other assets	69,272	(4,706)	—		64,566
Total assets	$4,740,741	$(539,503)	$193,166		$4,394,404

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$17,350	$(9,910)	$—		$7,440
Accounts payable	68,745	(21,032)	—		47,713
Accrued expenses and other current liabilities	240,519	(66,091)	12,300	(d)	202,538
			9,543	(e)
			6,500	(f)
			(233)	(g)
Advertising funds restricted liabilities	85,478	(12,132)	—		73,346
Total current liabilities	412,092	(109,165)	28,110		331,037
Long-term debt	1,526,674	(183,097)	—		1,343,577
Due to affiliates	—	(9,996)	44,166	(b)	—
			(34,170)	(c)
Deferred income	39,745	(14,400)	—		25,345
Deferred income taxes	430,189	(6,219)	—		423,970
Other liabilities	164,928	(56,619)	—		108,309
Commitments and contingencies
Stockholders’ equity	2,167,113	(160,007)	34,170	(c)	2,162,166
			136,700	(d)
			(9,543)	(e)
			(6,500)	(f)
			233	(g)
Total liabilities and stockholders’ equity	$4,740,741	$(539,503)	$193,166		$4,394,404

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

THE WENDY’S COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands Except Per Share Amounts)

	Three Months Ended April 3, 2011					Three Months Ended April 4, 2010
		Pro Forma Adjustments					Pro Forma Adjustments
	Historical	Sale of Arby's (a)	Other		Pro Forma	Historical	Sale of Arby's (a)	Other		Pro Forma

Revenues:
Sales	$756,496	$(247,210)	$—		$509,286	$748,197	$(235,450)	$—		$512,747
Franchise revenues	91,328	(18,149)	—		73,179	89,250	(17,283)	—		71,967
	847,824	(265,359)	—		582,465	837,447	(252,733)	—		584,714
Costs and expenses:
Cost of sales	659,788	(220,966)	—		438,822	641,422	(210,085)	—		431,337
General and administrative (1)	103,627	(27,331)	(370)	(g)	75,926	110,482	(28,203)	—		82,279
Depreciation and amortization	43,125	(12,811)	—		30,314	46,326	(13,894)	—		32,432
Impairment of long-lived assets	9,612	(1,715)	—		7,897	11,601	(11,601)	—		—
Other operating expense, net	1,032	(235)	—		797	1,283	(339)	—		944
	817,184	(263,058)	(370)		553,756	811,114	(264,122)	—		546,992
Operating profit	30,640	(2,301)	370		28,709	26,333	11,389	—		37,722
Interest expense	(34,328)	4,914	—		(29,414)	(36,278)	5,267	—		(31,011)
Other income, net	323	(69)	—		254	1,408	(212)	—		1,196
(Loss) income from continuing operations before income taxes	(3,365)	2,544	370		(451)	(8,537)	16,444	—		7,907
Benefit from (provision for) income taxes	1,956	509	(137)	(g)	485	5,137	779	(6,392)	(h)	(476)
			(1,843)	(h)
(Loss) income from continuing operations	$(1,409)	$3,053	$(1,610)		$34	$(3,400)	$17,223	$(6,392)		$7,431

(1)	General and administrative for the three months ended April 3, 2011 includes $2,012 in Arby's strategic alternatives costs for employee retention and other professional fees.

THE WENDY’S COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands Except Per Share Amounts)

	Three Months Ended April 3, 2011				Three Months Ended April 4, 2010
		Pro Forma Adjustments				Pro Forma Adjustments
	Historical	Sale of Arby's (a)	Other	Pro Forma	Historical	Sale of Arby's (a)	Other	Pro Forma

Basic (loss) income from continuing operations per share:	$ .00			$ .00	$(.01)			$.02
Diluted (loss) income from continuing operations per share:	$ .00			$ .00	$(.01)			$.02

Weighted average number of basic shares outstanding:	418,520			418,520	443,326			443,326
Weighted average number of diluted shares outstanding:	418,520			419,591	443,326			444,502

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

THE WENDY’S COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended January 2, 2011
(In Thousands Except Per Share Amounts)

		Pro Forma Adjustments
	Historical	Sale of Arby's (a)	Other		Pro Forma
Revenues:
Sales	$3,045,317	$(966,236)	$—		$2,079,081
Franchise revenues	371,097	(74,739)	—		296,358
	3,416,414	(1,040,975)	—		2,375,439
Costs and expenses:
Cost of sales	2,610,761	(853,863)	—		1,756,898
General and administrative	416,606	(105,341)	—		311,265
Depreciation and amortization	182,172	(55,326)	—		126,846
Impairment of long-lived assets	69,477	(43,151)	—		26,326
Other operating expense, net	5,010	(1,653)	—		3,357
	3,284,026	(1,059,334)	—		2,224,692
Operating profit	132,388	18,359	—		150,747
Interest expense	(137,229)	19,022	—		(118,207)
Loss on early extinuishment of debt	(26,197)	—	—		(26,197)
Investment income, net	5,261	—	—		5,261
Other income, net	3,782	(1,350)	—		2,432
(Loss) income from continuing operations before income taxes	(21,995)	36,031	—		14,036
Benefit from income taxes	17,670	(732)	(13,110)	(h)	3,828
(Loss) income from continuing operations	$(4,325)	$35,299	$(13,110)		$17,864

Basic (loss) income from continuing operations per share:	$(.01)				$.04
Diluted (loss) income from continuing operations per share:	$(.01)				$.04

Weighted average number of basic shares outstanding:	426,247				426,247
Weighted average number of diluted shares outstanding:	426,247				427,195

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

THE WENDY’S COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended January 3, 2010
(In Thousands Except Per Share Amounts)

		Pro Forma Adjustments
	Historical	Sale of Arby's (a)	Other		Pro Forma
Revenues:
Sales	$3,198,348	$(1,064,106)	$—		$2,134,242
Franchise revenues	382,487	(79,634)	—		302,853
	3,580,835	(1,143,740)	—		2,437,095
Costs and expenses:
Cost of sales	2,728,484	(916,428)	—		1,812,056
General and administrative	452,713	(99,767)	—		352,946
Depreciation and amortization	190,251	(56,188)	—		134,063
Impairment of long-lived assets	82,132	(56,513)	—		25,619
Facilities relocation and restructuring	11,024	—	—		11,024
Other operating expense, net	4,255	(714)	—		3,541
	3,468,859	(1,129,610)	—		2,339,249
Operating profit	111,976	(14,130)	—		97,846
Interest expense	(126,708)	20,107	—		(106,601)
Investment expense, net	(3,008)	—	—		(3,008)
Other than temporary losses on investments	(3,916)	—	—		(3,916)
Other expense (income), net	1,523	(1,628)	—		(105)
Loss from continuing operations before income taxes	(20,133)	4,349	—		(15,784)
Benefit from income taxes	23,649	60,640	(62,155)	(h)	22,134
Income from continuing operations	$3,516	$64,989	$(62,155)		$6,350

Basic income from continuing operations per share:	$.01				$.01
Diluted income from continuing operations per share:	$.01				$.01

Weighted average number of basic shares outstanding:	466,204				466,204
Weighted average number of diluted shares outstanding:	466,687				466,687

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

THE WENDY’S COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 28, 2008
(In Thousands Except Per Share Amounts)

	Historical	Sale of Arby's (a)	Pro Forma
Revenues:
Sales	$1,662,291	$(1,131,448)	$530,843
Franchise revenues	160,470	(85,882)	74,588
	1,822,761	(1,217,330)	605,431
Costs and expenses:
Cost of sales	1,415,534	(949,683)	465,851
General and administrative	248,718	(119,560)	129,158
Depreciation and amortization	88,315	(61,206)	27,109
Goodwill impairment	460,075	(460,075)	—
Impairment of long-lived assets	19,203	(8,002)	11,201
Facilities relocation and restructuring	3,913	—	3,913
Other operating expense, net	653	(46)	607
	2,236,411	(1,598,572)	637,839
Operating loss	(413,650)	381,242	(32,408)
Interest expense	(67,009)	19,462	(47,547)
Investment income, net	9,438	—	9,438
Other than temporary losses on investments	(112,741)	—	(112,741)
Other income (expense), net	2,710	(694)	2,016
Loss from continuing operations before income taxes	(581,252)	400,010	(181,242)
Benefit from income taxes	99,294	(46,013)	53,281
Loss from continuing operations	$(481,958)	$353,997	$(127,961)

Basic and diluted loss from continuing operations per share:
Common Stock	$(3.06)		$(.81)
Class B common stock	$(1.26)		$(.33)

Weighted average number of basic and diluted shares outstanding:
Common Stock	137,669		137,669
Class B common stock	47,965		47,965

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

WENDY’S RESTAURANTS, LLC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
April 3, 2011
(In Thousands)

		Pro Forma Adjustments
	Historical	Sale of Arby's (a)	Other		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$181,300	$(51,666)	$44,166	(b)	$303,800
			130,000	(d)
Accounts and notes receivable	83,854	(20,392)	—		63,462
Inventories	23,112	(10,336)	—		12,776
Prepaid expenses and other current assets	52,922	(17,783)	—		35,139
Deferred income tax benefit	43,274	(6,292)	—		36,982
Advertising funds restricted assets	85,478	(12,132)	—		73,346
Total current assets	469,940	(118,601)	174,166		525,505
Properties	1,511,019	(373,149)	—		1,137,870
Other intangible assets	1,351,418	(25,430)	—		1,325,988
Goodwill	893,372	(17,617)	—		875,755
Investments	105,121	—	19,000	(d)	124,121
Deferred costs and other assets	68,339	(4,706)	—		63,633
Total assets	$4,399,209	$(539,503)	$193,166		$4,052,872

LIABILITIES AND INVESTED EQUITY
Current liabilities:
Current portion of long-term debt	$16,072	$(9,910)	$—		$6,162
Accounts payable	67,912	(21,032)	—		46,880
Accrued expenses and other current liabilities	239,574	(66,091)	12,300	(d)	201,593
			9,543	(e)
			6,500	(f)
			(233)	(g)
Advertising funds restricted liabilities	85,478	(12,132)	—		73,346
Total current liabilities	409,036	(109,165)	28,110		327,981
Long-term debt	1,515,728	(183,097)	—		1,332,631
Due to The Wendy’s Company	17,486	(9,996)	44,166	(b)	17,486
			(34,170)	(c)
Deferred income	39,745	(14,400)	—		25,345
Deferred income taxes	476,526	(6,219)	—		470,307
Other liabilities	152,440	(56,619)	—		95,821
Commitments and contingencies
Invested equity	1,788,248	(160,007)	34,170	(c)	1,783,301
			136,700	(d)
			(9,543)	(e)
			(6,500)	(f)
			233	(g)
Total liabilities and invested equity	$4,399,209	$(539,503)	$193,166		$4,052,872

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

WENDY’S RESTAURANTS, LLC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands)

	Three Months Ended April 3, 2011					Three Months Ended April 4, 2010
		Pro Forma Adjustments					Pro Forma Adjustments
	Historical	Sale of Arby's (a)	Other		Pro Forma	Historical	Sale of Arby's (a)	Other		Pro Forma

Revenues:
Sales	$756,496	$(247,210)	$—		$509,286	$748,197	$(235,450)	$—		$512,747
Franchise revenues	91,328	(18,149)	—		73,179	89,250	(17,283)	—		71,967
	847,824	(265,359)	—		582,465	837,447	(252,733)	—		584,714
Costs and expenses:
Cost of sales	659,788	(220,966)	—		438,822	641,422	(210,085)	—		431,337
General and administrative (1)	100,276	(27,331)	(370)	(g)	72,575	108,760	(28,203)	—		80,557
Depreciation and amortization	42,660	(12,811)	—		29,849	45,860	(13,894)	—		31,966
Impairment of long-lived assets	9,612	(1,715)	—		7,897	11,601	(11,601)	—		—
Other operating expense, net	977	(235)	—		742	1,550	(339)	—		1,211
	813,313	(263,058)	(370)		549,885	809,193	(264,122)	—		545,071
Operating profit	34,511	(2,301)	370		32,580	28,254	11,389	—		39,643
Interest expense	(34,101)	4,914	—		(29,187)	(35,939)	5,267	—		(30,672)
Other income, net	283	(69)	—		214	495	(212)	—		283
Income (loss) from continuing operations before income taxes	693	2,544	370		3,607	(7,190)	16,444	—		9,254
Benefit from (provision for) income taxes	332	509	(137)	(g)	(970)	4,630	779	(6,363)	(h)	(954)
			(1,674)	(h)
Income (loss) from continuing operations	$1,025	$3,053	$(1,441)		$2,637	$(2,560)	$17,223	$(6,363)		$8,300

(1)	General and administrative for the three months ended April 3, 2011 includes $2,012 in Arby's strategic alternatives costs for employee retention and other professional fees.

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

WENDY’S RESTAURANTS, LLC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended January 2, 2011
(In Thousands)

		Pro Forma Adjustments
	Historical	Sale of Arby's (a)	Other		Pro Forma
Revenues:
Sales	$3,045,317	$(966,236)	$—		$2,079,081
Franchise revenues	371,097	(74,739)	—		296,358
	3,416,414	(1,040,975)	—		2,375,439
Costs and expenses:
Cost of sales	2,610,761	(853,863)	—		1,756,898
General and administrative	408,419	(105,341)	—		303,078
Depreciation and amortization	180,310	(55,326)	—		124,984
Impairment of long-lived assets	69,477	(43,151)	—		26,326
Other operating expense, net	5,147	(1,653)	—		3,494
	3,274,114	(1,059,334)	—		2,214,780
Operating profit	142,300	18,359	—		160,659
Interest expense	(136,193)	19,022	—		(117,171)
Loss on early extinguishment of debt	(26,197)	—	—		(26,197)
Other income, net	2,667	(1,350)	—		1,317
(Loss) income from continuing operations before income taxes	(17,423)	36,031	—		18,608
Benefit from income taxes	14,785	(732)	(13,833)	(h)	220
(Loss) income from continuing operations	$(2,638)	$35,299	$(13,833)		$18,828

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

WENDY’S RESTAURANTS, LLC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended January 3, 2010
(In Thousands)

		Pro Forma Adjustments
	Historical	Sale of Arby's (a)	Other		Pro Forma
Revenues:
Sales	$3,198,348	$(1,064,106)	$—		$2,134,242
Franchise revenues	382,487	(79,634)	—		302,853
	3,580,835	(1,143,740)	—		2,437,095
Costs and expenses:
Cost of sales	2,728,480	(916,428)	—		1,812,052
General and administrative	442,686	(99,767)	—		342,919
Depreciation and amortization	188,506	(56,188)	—		132,318
Impairment of long-lived assets	79,956	(56,513)	—		23,443
Facilities relocation and restructuring	8,016	—	—		8,016
Other operating expense, net	3,239	(714)	—		2,525
	3,450,883	(1,129,610)	—		2,321,273
Operating profit	129,952	(14,130)	—		115,822
Interest expense	(125,392)	20,107	—		(105,285)
Other expense, net	(2,973)	(1,628)	—		(4,601)
Income from continuing operations before income taxes	1,587	4,349	—		5,936
Benefit from income taxes	8,062	60,640	(62,155)	(h)	6,547
Income from continuing operations	$9,649	$64,989	$(62,155)		$12,483

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

WENDY’S RESTAURANTS, LLC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 28, 2008
(In Thousands)

	Historical	Sale of Arby's (a)	Pro Forma
Revenues:
Sales	$1,662,291	$(1,131,448)	$530,843
Franchise revenues	160,470	(85,882)	74,588
	1,822,761	(1,217,330)	605,431
Costs and expenses:
Cost of sales	1,415,530	(949,683)	465,847
General and administrative	213,161	(119,560)	93,601
Depreciation and amortization	85,058	(61,206)	23,852
Goodwill impairment	460,075	(460,075)	—
Impairment of long-lived assets	9,580	(8,002)	1,578
Facilities relocation and restructuring	3,221	—	3,221
Other operating expense, net	652	(46)	606
	2,187,277	(1,598,572)	588,705
Operating (loss) profit	(364,516)	381,242	16,726
Interest expense	(66,925)	19,462	(47,463)
Other income (expense), net	3,234	(694)	2,540
Loss from continuing operations before income taxes	(428,207)	400,010	(28,197)
Benefit from income taxes	63,121	(46,013)	17,108
Loss from continuing operations	$(365,086)	$353,997	$(11,089)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

THE WENDY’S COMPANY AND SUBSIDIARIES
WENDY’S RESTAURANTS, LLC AND SUBSIDIARIES
COMBINED NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
(In Thousands)

Description of Transaction and Basis of Presentation

The unaudited pro forma condensed consolidated balance sheets and statements of operations are based upon the historical consolidated financial statements of The Wendy’s Company (“The Wendy’s Company” or the “Company”) (formerly known as Wendy’s/Arby’s Group, Inc.) and Wendy’s Restaurants, LLC (“Wendy’s Restaurants”) (formerly known as Wendy’s/Arby’s Restaurants, LLC), a 100% owned subsidiary of The Wendy’s Company, which were included in their combined Quarterly Report on Form 10-Q for the quarter ended April 3, 2011 and combined Annual Report on Form 10-K for the year ended January 2, 2011. Unless the context indicates otherwise, any reference in this report to the “Companies,” “we,” “us,” and “our” refers to The Wendy’s Company together with its direct and indirect subsidiaries, including Wendy’s Restaurants. The unaudited pro forma condensed consolidated statements of operations reflect the sale of Arby’s Restaurant Group, Inc. (“Arby’s”) as if the sale had been consummated on December 31, 2007 (the first day of our 2008 fiscal year). The unaudited pro forma condensed consolidated balance sheets as of April 3, 2011 reflect such sale as if it had been consummated on that date.

Pro Forma Adjustments

On July 4, 2011, Wendy’s Restaurants completed the sale of 100% of the common stock of Arby’s to ARG IH Corporation (“Buyer”), a wholly-owned subsidiary of ARG Holding Corporation (“Buyer Parent”), for $130 million in cash (subject to customary purchase price adjustments) and 18.5% of the common stock of Buyer Parent (through which Wendy’s Restaurants will indirectly retain an 18.5% interest in Arby’s). The sale occurred pursuant to the terms of the Purchase and Sale Agreement by and among Wendy’s Restaurants, Buyer Parent and Buyer dated as of June 13, 2011.
The following pro forma adjustments are included in the unaudited pro forma condensed consolidated balance sheet and/or the unaudited pro forma condensed consolidated statements of operations:

(a)	The elimination of Arby’s historical assets, liabilities and equity, and revenues and expenses.

In accordance with generally accepted accounting principles in the United States, the amounts eliminated on the unaudited pro forma condensed consolidated statements of operations do not include certain indirect corporate overhead included in “General and administrative,” which for segment reporting purposes, had been allocated to Arby’s. In addition, interest expense on Arby’s debt that has been assumed by Buyer has been eliminated; interest expense on the prior Arby’s credit agreement that has not been assumed by Buyer or that is not required to be repaid as a result of the sale has not been eliminated and is included in “Interest expense.”

Certain tax liabilities of Arby’s, including related interest and penalties, are being retained by Wendy’s Restaurants and therefore have not been eliminated from the Companies’ historical balance sheet accounts.

In accordance with Securities and Exchange Commission guidance, the pro forma condensed consolidated statements of operations do not assume any interest income on the estimated net cash proceeds from the sale transaction.

(b)	Excess cash and cash equivalents over an agreed upon amount as of the closing date of the sale transaction, which was transferred from Arby’s to Wendy’s Restaurants.

(c)	Dividend from Arby’s to Wendy’s Restaurants in settlement of its intercompany account.

THE WENDY’S COMPANY AND SUBSIDIARIES
WENDY’S RESTAURANTS, LLC AND SUBSIDIARIES
COMBINED NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
(In Thousands)

(d)	The proceeds, net of related transaction costs, and the resulting net gain on the sale of Arby’s as summarized below:

Cash portion of sale price before customary price adjustments		$130,000
Preliminary estimated common stock value (i)		19,000
Total proceeds		149,000
Accrued expenses: (see “Nonrecurring and Other Costs” below)
Transaction costs		(12,300)
Net proceeds		136,700
Net assets sold (ii)		(125,837)
Gain on sale before income taxes		10,863
Income tax provision (see (e) below)		(9,543)
Net gain on sale		$1,320

(i)
Management has determined the preliminary estimated fair value of our 18.5% share of the common stock of Buyer Parent. The preliminary value is based on the results of (1) projections regarding the present value of Arby’s future anticipated cash flows (the “income approach”) and (2) Arby’s indicated value based on a comparison and correlation of Arby’s and other similar companies (the “market approach”).

The preliminary estimated common stock value is subject to change as a result of many factors including, among others, any changes in Arby’s business plans, changing economic conditions and the competitive environment. Management believes that a change in the assumptions utilized in either the income approach or the market approach would not result in a significantly different preliminary estimated common stock value.

(ii) Arby’s historical stockholders’ equity	$160,007
Less: Effect of settlement of intercompany account (see (c) above)	(34,170)
	$125,837

(e)	Income taxes related to the estimated pre-tax gain on sale. Income taxes are based on the statutory tax rate effective for the transaction adjusted for the impact of Arby’s non-deductible goodwill.

(f)
An increase in accrued expenses, net of income taxes, for one-time nonrecurring costs, primarily transaction bonuses and other compensation costs, directly related to the closing of the sale transaction which will be included in the statements of operations of The Wendy’s Company and Wendy’s Restaurants within the 12 months following the closing. (See “Nonrecurring and Other Costs” below for additional information.)

(g)
The reversal of charges for legal fees, net of income taxes, directly related to the closing of the sale transaction included in The Wendy’s Company and Wendy’s Restaurants historical statements of operations for the three months ended April 3, 2011, which will not have a continuing impact on operations.

(h)
The effect on income taxes related to the closing of the sale transaction. Beginning in 2009, Arby’s historical financial statements provided a valuation allowance for its net deferred tax assets; such allowance was reversed when Arby’s was consolidated by Wendy’s Restaurants. As a result of the sale transaction, the reversal of Arby’s income tax expense in 2009 and income tax benefit in 2010 and 2011 by Wendy’s Restaurants is not required.

THE WENDY’S COMPANY AND SUBSIDIARIES
WENDY’S RESTAURANTS, LLC AND SUBSIDIARIES
COMBINED NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
(In Thousands)

Nonrecurring and Other Costs

Included in the calculation of the gain on the sale of Arby’s (see (d) above) are transaction costs which are one-time nonrecurring costs that are directly attributable to the transaction, but are not reflected in the accompanying unaudited pro forma condensed consolidated statements of operations.

Additionally, The Wendy’s Company and Wendy’s Restaurants will incur costs directly related to the closing of the transaction which will be included in the statements of operations of The Wendy’s Company and Wendy’s Restaurants within the 12 months following the closing of the transaction as follows:

•	Transaction bonuses to certain employees of $2,000

•	Employee retention bonuses of $5,100 anticipated to be paid within 60 days of closing;

•	Share-based compensation expense of $1,000 related to accelerated vesting of certain stock options and certain restricted stock and restricted stock units; and

•	Aggregate compensation costs of $700 paid to two Wendy’s Company and Wendy’s Restaurants corporate executives due to the possible relocation of certain corporate offices.

In addition, The Wendy’s Company and Wendy’s Restaurants will incur compensation expense of $1,500 for one of our corporate executives should the corporate offices relocate. Should the relocation occur, this amount is expected to be expensed in The Wendy’s Company and Wendy’s Restaurants statements of operations over the three year period following the relocation.